MFS(R)/Sun Life Series Trust

                                Technology Series


                        Supplement to Current Prospectus


On August 15, 2006, shareholders of the Series approved (i) a change to the Series' subclassification under the Investment Company Act of 1940 from a diversified company to a non-diversified company and (ii) an amendment to the Series' fundamental investment policy concerning concentration. The fundamental investment policy concerning concentration approved by the shareholders of the Series is as follows:

     "The Series may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Series will invest at least 25% of its total assets in the securities of issuers principally engaged in offering, using or developing products, processes or services that will provide or will benefit significantly from technological advances and improvements."

The effective date of the foregoing amendments will be November 15, 2006.

In addition, effective November 15, 2006, the first sentence of the first paragraph in the Section of the Series' Prospectus entitled "I-Risk Return Summary-Principal Investment Policies and Strategies" is hereby restated as follows:

     "The Series invests, under normal market conditions, at least 80% of its net assets in securities of issuers principally engaged in offering, using or developing products, processes or services that will provide or will benefit significantly from technological advances and improvements."


                The date of this supplement is September 8, 2006.